UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2020

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NLIGHT, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
5408 NE 88th Street, Building E Vancouver, Washington 98665
(Address of principal executive offices, and zip code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2020, the Board of Directors (the “Board”) of nLIGHT, Inc. (the “Company”) adopted Amended and Restated Bylaws (the “Restated Bylaws”). The provisions of the Restated Bylaws are identical to the provisions of the Amended and Restated Bylaws (the “Prior Bylaws”) that were in effect immediately prior to the Board’s adoption of the Restated Bylaws. The Restated Bylaws nullify the First Amendment to the Prior Bylaws adopted on January 31, 2020 (the “First Amendment”), which would have become effective on December 31, 2020. The First Amendment amended Article X of the Prior Bylaws to provide the Company’s stockholders the right to amend the bylaws by a majority vote of the total voting power of outstanding voting securities, representing a reduction from the sixty-six and two-thirds percentage (66-2/3%) voting threshold in the Prior Bylaws. The Restated Bylaws thus retain the supermajority voting threshold to amend the bylaws.
The adoption of the Restated Bylaws is a result of the Nominating and Corporate Governance Committee’s and the Board’s continuing review and assessment of the Company’s corporate governance practices in light of the COVID-19 pandemic’s near-term impact on the Company’s business and growth prospects as a relatively new public company. The Nominating and Corporate Governance Committee and the Board intend to review and reassess the supermajority voting threshold in the Restated Bylaws again in 2021.
The foregoing description of the Restated Bylaws is a summary, is not complete, and is qualified in its entirety by the text of the actual Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.    Other Events.

As previously disclosed, on January 31, 2020, the Board resolved to include a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the Company’s proxy statement for the 2020 annual meeting of stockholders. If approved, this amendment would have provided the stockholders the right to amend the Charter by a majority vote of the total voting power of outstanding voting securities, representing a reduction from the current sixty-six and two-thirds percentage (66-2/3%) voting threshold, effective December 31, 2020. On April 20, 2020, the Board resolved to exclude the proposal to amend the Charter from the Company’s proxy statement for the 2020 annual meeting of stockholders, leaving the current supermajority voting threshold in place, for the same reasons it adopted the Restated Bylaws. The Nominating and Corporate Governance Committee and the Board will continue to evaluate whether to propose a reduction of the supermajority voting threshold in the Charter next year, in connection with the Company’s 2021 annual meeting of stockholders.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of nLIGHT, Inc. adopted April 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)

Date:	April 21, 2020
		By:	/s/ SCOTT KEENEY
Scott Keeney
President and Chief Executive Officer